EXHIBIT 23.1





                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of Western Ohio Financial Corporation on Form S-8 of our report dated January 23, 1998, on the 1997 consolidated financial statements of the Company, which report is included in the Company's Annual Report on form 10-K for the year ended December 31, 1997.


                                        /s/ Clark, Schaefer, Hackett & Co.
                                        ----------------------------------
                                         Clark, Schaefer, Hackett & Co.


Springfield, Ohio
January 26, 1999